John Hancock Funds II

Supplement dated June 24, 2016 to the current Prospectus

Active Bond Fund (the fund)

Active Bond Fund is subadvised by both Declaration Management & Research LLC (Declaration) and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (JHAM (US)). In connection with the acquisition (the Acquisition) by JHAM (US) of Declaration, which is expected to occur on or about September 30, 2016, JHAM (US) will become the sole subadvisor of the fund. The portfolio manager, Peter Farley, who manages the portion of the fund currently subadvised by Declaration, will continue to manage the fund as a portfolio manager of JHAM (US) together with Jeffrey N. Given and Howard C. Greene, who also are currently portfolio managers of the fund. In connection with the Acquisition, the investment policies of the fund are amended and restated as follows, effective on the date of the Acquisition:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The fund seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years, however, there is no limit on the fund's average maturity. As part of its investment strategy, the fund may invest in mortgage-backed securities to a significant extent.

Eligible investments include, but are not limited to:

■	U.S. Treasury and agency securities;

■	Asset-backed securities and mortgage-backed securities, both investment grade and below-investment grade, including mortgage pass-through securities, commercial mortgage-backed securities ("CMBS") and collateralized mortgage obligations (CMOs);

■	Corporate bonds, both U.S. and foreign, and without any limit on credit quality; and

■	Foreign government and agency securities.

The fund may invest in asset-backed securities rated, at the time of purchase, less than A (but not rated lower than B by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service (Moody's). The subadvisor uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Due to this process, the fund may have a higher than average portfolio turnover ratio, which may increase expenses and affect performance results.

The foreign securities in which the fund invests may be denominated in U.S. dollars or foreign currency.

John Hancock Asset Management manages the fund with two investment teams, each of which employs its own investment approach and independently manages its portion of the fund. The fund will be rebalanced periodically so that each team manages the following portions of the fund:

50%* Securitized Asset Team

50%* Core / Core Plus Team

*Percentages are approximate. Since the fund is only rebalanced periodically, the actual portion of the fund managed by each team will vary.

This allocation methodology may change in the future.

Securitized Asset Team

The Securitized Asset Team uses a combination of proprietary research and quantitative tools and seeks to identify bonds and bond sectors that are attractively priced based upon market fundamentals and technical factors. The Securitized Asset Team opportunistically emphasizes bonds with yields in excess of U.S. Treasury securities.

This portion of the fund normally has no more than 10% of its total assets in high yield bonds ("junk bonds") and normally invests in foreign securities only if U.S. dollar-denominated. This portion of the fund normally has an average credit rating of "A" or "AA."

The Core / Core Plus Team

The Core / Core Plus Team uses proprietary research to identify specific bond sectors, industries and bonds that are attractively priced. The team seeks to anticipate shifts in the business cycle, using economic and industry analysis to determine which sectors and industries might benefit over the next 12 months.

This portion of the fund normally has no more than 25% of its total assets in high yield bonds (sometimes referred to as junk bonds) and may invest in both U.S. dollar-denominated and foreign currency-denominated foreign securities. This portion of the fund normally has an average credit rating of "A" or "AA."

Under normal circumstances, no more than 15% of the total assets of the portion of the fund managed by the Core / Core Plus Team will be invested in asset-backed securities rated lower than A by both rating agencies. The fund's investment policies are based on credit ratings at the time of purchase.

Use of Hedging and Other Strategic Transactions. The fund is authorized to use all of the various investment strategies referred to under "Additional Information About the Funds' Principal Risks — Hedging, derivatives and other strategic transactions risk" including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and forwards.”

You should read this supplement in conjunction with the Prospectus and retain it for future reference.